CRM ALL CAP VALUE FUND

Institutional, Investor and Advisor Shares

Supplement Dated as of January 2, 2008 to Prospectuses dated October 26, 2007

Effective January 2, 2008, James P. Stoeffel has been added as a portfolio manager and co-leader of the team responsible for the day-to-day management of CRM All Cap Value Fund.

The following information supersedes the information in each Prospectus under the heading “Portfolio Managers” for CRM All Cap Value Fund: Ronald McGlynn, Kevin M. Chin and James P. Stoeffel are co-leaders of the team responsible for the day-to-day management of CRM All Cap Value Fund.

Ronald H. McGlynn – Chairman, Chief Executive Officer

Ron is a co-founder, the Chairman and Chief Executive Officer of CRM with over thirty-six years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor’s Inter-Capital, Chase Manhattan Bank and Oppenheimer & Company. Mr. McGlynn earned a B.A. from Williams College and an MBA from Columbia University Business School. Ron has served as a portfolio manager of the All Cap Value Fund since its inception.

Kevin M. Chin – Senior Vice President

Kevin, with twenty-one years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University. Kevin has served as a portfolio manager of the All Cap Value Fund since 2007.

James P. Stoeffel – Senior Vice President

Jim, with sixteen years of investment experience, is responsible of portfolio management and research in CRM’s investment group. Prior to joining the firm in 2001, he was the Director of Research at Palisade Capital Management. His other work experiences include Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney; a Senior Financial Analyst / Assistant Treasurer with ticor Title Insurance and an auditor. Jim received a BA from Washington & Lee University and an MBA from New York University’s Stern School of Business. Jim has served as a portfolio manager of the All Cap Value fund since 2008.